OTHER DEDUCTIONS, NET (Tables)	12 Months Ended
Dec. 31, 2019
OTHER DEDUCTIONS, NET
Summary of other deductions, net

	December 31,	December 31,	December 31,
	2019	2018	2017
Amortization of intangibles (excluding software)	$129.2	$146.2	$219.4
Restructuring costs (see Note 5)	20.7	46.2	41.6
Foreign currency loss (gain), net	(1.5)	(5.4)	11.2
Contingent consideration	—	(10.0)	(17.9)
Other, net	(2.3)	1.8	0.1
Total	$146.1	$178.8	$254.4